Exhibit 99.1

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

i

			Page
SECTION 13.		WITHHOLDING TAXES	15
	(a)	General	15
	(b)	Share Withholding	15
SECTION 14.		DURATION AND AMENDMENTS	16
	(a)	Term of the Plan	16
	(b)	Right to Amend or Terminate the Plan	16

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN

SECTION 1. INTRODUCTION.

On April 1, 2008 the Board adopted this Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan, which shall become effective upon its approval by the Company’s stockholders (the “Effective Date”). If this Plan is approved by the Company’s stockholders, this Plan will supersede the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan and the Amended and Restated Martha Stewart Living Omnimedia, Inc. Non-Employee Director Stock and Option Compensation Plan (the “Prior Plans”) effective as of the Effective Date such that no further awards shall be made under the Prior Plans on or after such date. However, this Plan will not, in any way, affect awards under the Prior Plans that are outstanding as of the Effective Date. A total of 10,000,000 shares of Common Stock will be available for issuance under this Plan. As of March 24, 2008, the Prior Plans had approximately 1,850,000 shares of Common Stock available for issuance under the plans, not including shares that were subject to outstanding awards under the plans. This means that, if this Plan is approved and the Prior Plans are cancelled, the total net effect will be an increase of approximately 8,150,000 shares of Common Stock that will become available for issuance under the Company’s stock plans. If the Company’s stockholders do not approve this Plan, no Awards will be made under this Plan and the Prior Plans will continue in effect in accordance with their terms.

The purpose of this Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Service Providers the opportunity to share in such long-term success by acquiring equity in the Company. The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may be Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.

SECTION 2. DEFINITIONS.

(a) “Affiliate” means any entity other than a Parent or Subsidiary, controlled by, controlling or under common control with, the Company and designated by the Committee from time to time as such.

(b) “Award” means an Option, SAR, Stock Grant or Stock Unit.

(c) “Award Agreement” means any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time.

(e) “Cashless Exercise” means a program approved by the Committee in which payment of the aggregate Exercise Price of an Option and/or satisfaction of any applicable withholding obligations may be made, all or in part, with Shares subject to the Award, including, but not limited to, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations (such that the Participant receives Shares upon exercise or settlement of the Award, net of those Shares that must be withheld or sold to satisfy the aggregate Exercise Price and, if applicable, the Company’s withholding obligations).

(f) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award Agreement, (i) Participant’s willful failure to perform his or her duties and responsibilities to the Company or material violation of a written Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee and shall be conclusive and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s Service at any time as provided in Section 12(a), and the term “Company” will be interpreted to include any Parent, Subsidiary, Affiliate, or any successor thereto, if appropriate.

(g) “Change in Control” means the consummation of any of the following transactions:

(i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of both (A) thirty percent (30%) or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Power”) and (B) more than both the Outstanding Company Common Stock and the Outstanding Company Voting Power owned or controlled directly or indirectly by Martha Stewart and/or her controlled affiliates, heirs, estate, legal representative and/or beneficiaries (collectively, “Stewart”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 2(g); or

(ii) individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason not to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by Martha Stewart and her controlled affiliates (so long as such affiliates are controlled by her) at a time when such entities controlled at least a majority of the Outstanding Company Voting Power or by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the

Company’s assets either directly or through one or more subsidiaries), (2) in the event that Stewart does not own or control at least fifty percent (50%) of the Outstanding Company Voting Power upon the consummation of the Business Combination, no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation (and such amount exceeds the amount owned or controlled by Stewart) except to the extent that such person had such ownership of the Outstanding Company Common Stock or Outstanding Company Voting Power immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the shareholders of the Company or a complete liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the place of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(i) “Committee” means a committee described in Section 3.

(j) “Common Stock” means the Company’s Class A common stock, par value $.01 per share.

(k) “Company” means Martha Stewart Living Omnimedia, Inc., a Delaware corporation.

(l) “Consultant” means an individual or entity who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than services as an Employee, Director or Non-Employee Director. For purposes of clarity, an individual may be eligible under the Plan both as a Consultant and as a Non-Employee Director.

(m) “Covered Employees” means those persons identified by the Company who are or who may be subject to the limitations of Code Section 162(m).

(n) “Director” means a member of the Board, or a member of the Board of Directors of any Parent, Subsidiary or Affiliate, who is also an Employee. For purposes of clarity, an individual may be eligible under the Plan both as a Director and as an Employee.

(o) “Disability” means that the Participant is classified as disabled under the long-term disability policy of the Company or, if no such policy applies, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(p) “Employee” means any individual who is an employee of the Company, a Parent, a Subsidiary or an Affiliate. For purposes of clarity, an individual may be eligible under the Plan both as an Employee and as a Director.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(s) “Fair Market Value” means the market price of a Share as determined in good faith by the Committee. Such determination shall be conclusive and binding on all persons. The Fair Market Value shall be determined by the following:

(i) If the Shares are admitted to trading on any established national stock exchange or market system on the date in question then the Fair Market Value shall be equal to the closing sales price for such Shares as quoted on such national exchange or system on such date; or

(ii) if the Shares are admitted to quotation or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Shares reported for such date.

In each case, the applicable price shall be the price reported in The Wall Street Journal or such other source as the Committee deems reliable; provided, however, that if there is no such reported price for the Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists. If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

(t) “Fiscal Year” means the Company’s fiscal year.

(u) “Immediate Family” means, except as otherwise defined by the Committee, any child, sibling, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) own more than fifty percent (50%) or more of the voting interests.

(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(w) “Key Service Provider” means an Employee, Director, Non-Employee Director and/or Consultant who has been selected by the Committee to receive an Award under the Plan.

(x) “Non-Employee Director” means a member of the Board, or a member of the Board of Directors of any Parent, Subsidiary or Affiliate, who is not an Employee. For purposes of clarity, an individual may be eligible under the Plan both as a Non-Employee Director and as a Consultant.

(y) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(z) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(aa) “Optionee” means an individual, estate or other entity that holds an Option.

(bb) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition a “corporation” shall include an S corporation (as defined in Code Section 1361, a foreign corporation (as defined in Code 7701(a)(5)), a limited liability corporation that is treated as a corporation for all U.S. Federal tax purposes, and any other entity defined as a corporation pursuant to Code Section 7701(a)(3) and Treasury Regulation Section 301.7701-2(b). A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc) “Participant” means an individual or estate or other entity that holds an Award.

(dd) “Performance Goals” means an objective formula or standard determined by the Committee with respect to each Performance Period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales, (vii) revenue; (viii) expenses; (ix) cost of goods sold; (x) profit/loss or profit margin; (xi) working capital; (xii) return on capital, equity or assets; (xiii) earnings per share; (xiv) economic value added; (xv) price/earnings ratio; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) writeoffs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) operations; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) manufacturing, production or inventory; (xxix) mergers, acquisitions, investments or divestitures; (xxx) financings and/or (xxxi) customer satisfaction, each with respect to the Company and/or one or more of its Parent, Subsidiaries, Affiliates or operating units. Awards that are not intended to comply with Code Section 162(m) may take into account other factors (including subjective factors).

(ee) “Performance Period” means any period not exceeding seven (7) years as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants and the Committee may establish concurrent or overlapping Performance Periods.

(ff) “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(gg) “Plan” means this Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan as it may be amended from time to time.

(hh) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in any manner, including through amendment, cancellation or replacement grants, or any other means.

(ii) “SAR Agreement” means the agreement described in Section 7 evidencing a Stock Appreciation Right.

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “Section 16 Persons” means those officers, directors or other persons who are subject to 16 of the Exchange Act.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate if he or she is an Employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, an Employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. Further, unless otherwise determined by the Committee, a Participant’s Service will not terminate merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

(nn) “Share” means one share of Common Stock.

(oo) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(pp) “Stock Grant” means Shares awarded under the Plan.

(qq) “Stock Grant Agreement” means the agreement described in Section 8 evidencing a Stock Grant.

(rr) “Stock Option Agreement” means the agreement described in Section 6 evidencing an Option.

(ss) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan.

(tt) “Stock Unit Agreement” means the agreement described in Section 9 evidencing a Stock Unit.

(uu) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition a “corporation” shall include an S corporation (as defined in Code Section 1361, a foreign corporation (as defined in Code 7701(a)(5)), a limited liability corporation that is treated as a corporation for all U.S. Federal tax purposes, and any other entity defined as a corporation pursuant to Code Section 7701(a)(3) and Treasury Regulation Section 301.7701-2(b). A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(vv) “10-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Board or a committee appointed by the Board shall administer the Plan. Any such committee shall generally have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m). However, the Board may also appoint one or more separate committees, each composed of one or more directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Service Providers who are not

Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Service Providers and may determine all terms of such Awards. Members of any such committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the committee and reassume all powers and authority previously delegated to the committee. Notwithstanding the foregoing, the Board shall administer the Plan with respect to all Awards granted to Non-Employee Directors. The Board and any committee appointed to administer the plan is referred to herein as the “Committee”.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i) selecting Key Service Providers who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

(iii) amending any outstanding Awards;

(iv) accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) interpreting the Plan and any Award Agreement;

(vi) correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Award Agreement;

(vii) adopting such rules or guidelines as it deems appropriate to implement the Plan;

(viii) making all other decisions relating to the operation of the Plan; and

(ix) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by employees of the Company, its Parent, Subsidiaries and Affiliates who reside outside of the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 4. GENERAL.

(a) General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible to participate in the Plan.

(b) Incentive Stock Options. Only Key Service Providers who are Employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Service Provider who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Code Section 422(c)(5) are satisfied.

(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d) Beneficiaries. Unless stated otherwise in an Award Agreement and then only to the extent permitted by applicable law, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e) Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees and such Awards are intended to qualify as “performance-based compensation” under Code Section 162(m), then such Awards will be subject to the achievement of Performance Goals with respect to a Performance Period established by the Committee. Such Awards shall be granted and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Service Providers who are not Covered Employees need not comply with the requirements of Code Section 162(m).

(f) No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

(g) Termination of Service. Unless the applicable Award Agreement or, with respect to a Participant who resides in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the maximum term of the Option and/or SAR as applicable): (i) if Service is terminated for Cause, then all unexercised Options and/or SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (ii) if Service is terminated for any reason other than for Cause, death or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within three (3) months after the date of such termination; or (iii) if Service is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within twelve (12) months after the date of such termination.

(h) Director Fees. The Board may, in its sole and absolute discretion, permit each Non-Employee Director to elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of all or a specified portion of his or her directors’ fees based on the Fair Market Value of the Shares on the date any directors’ fees would otherwise be paid. Any amount of directors’ fees not elected to be received as a Stock Grant or Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures. Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury shares. The aggregate number of Shares reserved for Awards under the Plan is 10,000,000 Shares, subject to adjustment pursuant to Section 10.

(b) Additional Shares. If Awards are forfeited or are terminated for any reason before vesting or being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. SARs to be settled in Shares shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs. If Awards are settled in cash, the Shares that would have been delivered had there been no cash settlement shall not be counted against the Shares available for issuance under the Plan.

(c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not reduce the number of Shares available for Awards.

(d) Share Limits.

(i) Limits on Options. No Key Service Provider shall receive Options during any Fiscal Year covering in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10. The aggregate maximum number of Shares that may be issued in connection with ISOs shall be 10,000,000 Shares, subject to adjustment pursuant to Section 10.

(ii) Limits on SARs. No Key Service Provider shall receive SARs during any Fiscal Year covering in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10.

(iii) Limits on Stock Grants and Stock Units. No Key Service Provider shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10.

(iv) Application of Limits to Key Service Providers in Multiple Roles. For purposes of clarity, if any Key Service Provider provides services to the Company, a Parent, Subsidiary or Affiliate in more than one role and each such role would separately make such Key Service Provider eligible for Awards under the Plan, then the limits set forth in this Section 5(d) shall apply separately to each such role.

(e) Non-Employee Directors. No Non-Employee Directors shall receive Awards during any Fiscal Year covering, in the aggregate, in excess of 200,000 Shares; provided that any Awards received in consideration of such Non-Employee Directors’ service as a Consultant or pursuant to an election under Section 4(h) shall not count against such limit.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Option granted under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option, which number is subject to adjustment in accordance with Section 10.

(c) Exercise Price. Each Stock Option Agreement shall specify the Option’s Exercise Price which shall be established by the Committee and is subject to adjustment in accordance with Section 10. The Exercise Price of an Option shall not be less than one hundred percent (100%) of the Fair Market Value (one hundred ten percent (110%) for an ISO granted to a 10-Percent Stockholder) on the date of grant.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable and/or may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). The Stock Option Agreement shall also specify the maximum term of the Option; provided that the maximum term of an Option shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated vesting in connection with certain events. Notwithstanding any other provision of the Plan or the Stock Option Agreement, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement.

(e) Payment for Option Shares. The Exercise Price of an Option shall be paid in cash at the time of exercise, except as follows and if so provided for in the applicable Stock Option Agreement:

(i) Surrender of Stock. Payment of all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration (e.g., to avoid financial accounting charges to the Company’s earnings).

(ii) Cashless Exercise. Payment of all or a part of the Exercise Price may be made through Cashless Exercise.

(iii) Other Forms of Payment. Payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, except to the extent permitted by applicable law, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 6(e).

(f) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding Options.

(g) Assignment or Transfer of Options. No Option or interest therein shall be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonstatutory Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Optionee’s Immediate Family. An Option may be exercised, subject to the terms of the Plan and the applicable Stock Option Agreement, only by the Optionee, the guardian or legal representative of the Optionee, a beneficiary designated pursuant to Section 4(d) below, or any person to whom such Option is transferred pursuant to this paragraph.

SECTION 7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. An SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains, which number is subject to adjustment in accordance with Section 10.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price, which is subject to adjustment in accordance with Section 10. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. The Exercise Price of a SAR shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable and/or may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). The SAR Agreement shall also specify the maximum term of the SAR which shall not exceed ten (10) years from the date of grant. A SAR Agreement may provide for accelerated exercisability in connection with certain events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or at any subsequent time, but not later than six months before the expiration of such NSO. Notwithstanding any other provision of the Plan or the SAR Agreement, no SAR can be exercised after the expiration date provided in the applicable SAR Agreement.

(e) Exercise of SARs. If, on the date an outstanding and otherwise exercisable SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any vested portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such vested portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of a SAR shall, without the consent of the Participant, impair his or her rights or obligations under such SAR and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding SARs.

(g) Assignment or Transfer of SARs. No SAR or interest therein shall be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family. A SAR may be exercised, subject to the terms of the Plan and the applicable SAR Agreement, only by the Participant, the guardian or legal representative of the Participant, a beneficiary designated pursuant to Section 4(d) below, or any person to whom such SAR is transferred pursuant to this paragraph.

SECTION 8. TERMS AND CONDITIONS FOR STOCK GRANTS.

(a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of a Stock Grant. A Stock Grant may be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

(b) Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement. The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.

(c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.

(d) Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Grant Agreement which may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). A Stock Grant Agreement may provide for accelerated vesting in connection with certain events.

(e) Assignment or Transfer of Stock Grants. No unvested Stock Grant shall be transferred, anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family.

(f) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares and any Shares received as a dividend pursuant to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5, including the limitations set forth in Sections 5(d) and (e).

(g) Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

SECTION 9. TERMS AND CONDITIONS OF STOCK UNITS.

(a) Stock Unit Agreement. Each Stock Unit granted under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit pertains, which number is subject to adjustment in accordance with Section 10.

(c) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(d) Vesting Conditions. Each Stock Unit may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement which may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). A Stock Unit Agreement may provide for accelerated vesting in connection with certain events.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.

(f) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

(i) Assignment or Transfer of Stock Units. Stock Units shall not be transferred, anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family.

SECTION 10. PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a recapitalization, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, an extraordinary corporate transaction, such as any merger, consolidation, separation (including a spin-off), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee shall make appropriate and equitable adjustments in one or more of:

(i) the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii) the limits on Awards specified in Section 5;

(iii) the number of Shares and the kind of shares or securities covered by each outstanding Award;

(iv) the Exercise Price under each outstanding SAR or Option;

(v) any applicable performance-based vesting provisions set forth in an outstanding Award, whether or not such provisions include Performance Goals or otherwise; or

(vi) any other term or provision of the Plan or any outstanding Award necessary to ensure that there is no increase or decrease in the value of Awards that may be issued under the Plan or the value of any outstanding Award.

(b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 10 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 10 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 11. EFFECT OF A CHANGE IN CONTROL.

(a) Change in Control. In the event of a Change in Control, except as otherwise provided in the applicable Award Agreement, the Committee may provide, in its sole discretion and without the Participant’s consent, without limitation, for the assumption of outstanding Awards, the substitution of outstanding Awards with substantially the same terms by the surviving corporation or its parent, or the continuation of outstanding Awards by the Company (if the Company is a surviving corporation).

(b) Acceleration. Notwithstanding the foregoing or any other provision of the Plan to the contrary, except as otherwise provided in the applicable Award Agreement, the vesting of and, if applicable, ability to exercise any Award that is outstanding on the date a Change in Control is consummated shall accelerate such that such Awards shall be fully vested and, if applicable, exercisable on the date the Change in Control is consummated.

(c) Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 12. LIMITATIONS ON RIGHTS.

(a) Participant Rights. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Except as otherwise provided in any contractual arrangement with a U.S. Participant, any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and any applicable written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award, except as is otherwise provided in any contractual arrangement with a U.S. Participant.

(b) Stockholders’ Rights. Except as provided in Sections 8(f) and 9(f), a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Sections 9(f) and 10.

(c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any tax or withholding obligations that arise in connection with his or her Award. The Company shall have the right to deduct from any amount payable under the Plan, including delivery of Shares to be made pursuant to an Award granted under the Plan, all federal, state, city, local or foreign taxes of any kind required by law to be withheld with respect to such payment and any other required deductions and the Company may take any such actions as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes and other deductions. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by Cashless Exercise, by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired; provided that Shares withheld or previously owned Shares that are tendered shall not exceed the amount necessary to satisfy the Company’s tax withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes and foreign taxes, if applicable, unless the previously owned Shares have been held for the minimum duration necessary to avoid financial accounting charges under applicable accounting guidance or as otherwise permitted by the Committee in its sole and absolute discretion. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan shall become effective upon its approval by the Company’s stockholders. The Plan shall terminate on March 31, 2018 and may be terminated on any earlier date pursuant to this Section 14.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. Any such termination of the Plan, or any amendment thereof, shall not impair any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is required by applicable laws, regulations or rules.